UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2018
THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 4, 2018, the Company held its Annual Meeting of Shareholders.  At this meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for a term expiring in 2019, (ii) approved an advisory resolution on named executive officer compensation, (iii) approved the Company's Employee Stock Purchase Plan; and (iv) approved Deloitte and Touche LLP as the Company’s independent registered accounting firm for 2018.

The Company’s shareholders voted as follows:

Proposal 1 – Election of Directors for terms expiring in 2019

	For	Against	Abstain	Broker Non-Votes

Paul G. Boynton	45,488,290	189,880	29,862	1,605,816

Ian D. Clough	45,531,665	146,422	29,946	1,605,816

Susan E. Docherty	45,471,521	206,163	30,348	1,605,816

Reginald D. Hedgebeth	45,435,529	242,310	30,193	1,605,816

Dan R. Henry	45,582,565	94,505	30,962	1,605,816

Michael J. Herling	45,340,065	338,722	29,245	1,605,816

Douglas A. Pertz	45,531,047	146,780	30,205	1,605,816

George I. Stoeckert	45,281,420	395,017	31,595	1,605,816

Shareholders elected the nominees with at least 99% of the votes cast in favor of each of the nominees.

Proposal 2 – Approval of an advisory resolution on named executive officer compensation

For	Against	Abstain	Broker Non-Votes
44,825,814	842,756	39,461	1,605,817

Shareholders approved the advisory resolution on named executive officer compensation with approximately 98% of the votes cast in favor.

Proposal 3 – Approval of the Company's Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
45,557,541	113,365	37,125	1,605,817

Shareholders approved the Company's Employee Stock Purchase Plan with approximately 100% of the votes cast in favor.

Proposal 4 – Approval of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for 2018

For	Against	Abstain	Broker Non-Votes
46,947,490	142,171	224,187	0

Shareholders approved Deloitte and Touche LLP as the Company’s independent registered public accounting firm with approximately 99% of the votes cast in favor.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: May 8, 2018	By:	/s/McAlister C. Marshall, II
McAlister C. Marshall, II
Senior Vice President, General Counsel and Chief Administrative Officer

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